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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 26, 1999
                                                        -----------------

                      Union Planters Mortgage Finance Corp.
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               (Exact name of registrant as specified in charter)


         Delaware                      333-35471                 62-1712370
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

7130 Goodlett Farms Parkway, Cordova, Tennessee                         38018
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   (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (901) 580-6000
                                                           --------------

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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On February 26, 1999, the Registrant caused the issuance and sale of $132,467,434 aggregate initial principal amount of Mortgage Pass-Through Certificates, Series 1999-1 (the "Certificates") pursuant to the Series 1999-1 Pooling and Servicing Agreement, dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among the Registrant, Union Planters Bank, National Association, as Master Servicer and as Contract of Insurance Holder, and The Bank of New York, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1998 Edition) (the "Standard Terms"). The Certificates were issued in thirteen Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


                                    INITIAL                                                         FINAL
                                  CERTIFICATE                                                     SCHEDULED
                                   PRINCIPAL                    PASS THROUGH                    DISTRIBUTION
    DESIGNATION                     BALANCE                         RATE                           DATE(4)
    -----------                   -----------                   ------------                   --------------

        A-1                       $78,361,000                         6.250%                   April 15, 2029
        A-2                       $15,100,186                         6.250%                   April 15, 2029
        A-3                       $35,000,000                         6.250%                   April 15, 2029
        PO                        $    33,118                         0.000%                   April 15, 2029
        B-1                       $   662,172                         6.250%                   April 15, 2029
        B-2                       $   331,086                         6.250%                   April 15, 2029
        B-3                       $   331,086                         6.250%                   April 15, 2029
        B-4                       $   662,172                         6.250%                   April 15, 2029
        B-5                       $   662,172                         6.250%                   April 15, 2029
        B-6                       $ 1,324,341                         6.250%                   April 15, 2029
        X-1                                (1)                           (2)                   April 15, 2029
        X-2                                (1)                           (2)                   April 15, 2029
        R(3)                      $       100                         6.250%                   April 15, 2029

                  (1) Each of the Class X-1 and Class X-2 Certificates shall have no Certificate Principal Balance, and will bear interest based on their Notional Principal Amount.

                  (2) The Pass-Through Rate for each of the Class X-1 Certificates and the Class X-2 Certificates on each Distribution Date will be equal to one-half the product of the excess of (i) the Weighted Average Net Asset Rate, as of the first day of the related Collection Period, with respect to the Non-Discount Mortgage Loans over (ii) 6.250% per annum.7

                  (3) The Class R Certificates shall represent the residual interest in the REMIC. The Class R Certificates shall have a Certificate Principal Balance of $100 (unless previously paid) and a Pass-Through Rate of 6.250% per annum.

                  (4) For purposes of Treasury Regulation ss.1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the Final Scheduled Distribution Date.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in UPMFC Trust 1999-1 (the "Trust"), which consists primarily of a pool of Mortgage Loans
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transferred to the Trust by the Registrant pursuant to the Pooling and Servicing
Agreement. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with Union Planters Bank, National Association, a national banking association (the "Bank") pursuant to a Sales Agreement, dated as of February 1, 1999, between the Registrant and the Bank. An election will be made to the assets owned by the Trust as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" the REMIC. The Class R Certificates will be designated as the "residual interests" in the REMIC.

         The Class A-1, Class A-2 and Class A-3 Certificates are collectively referred to herein as the "Offered Certificates." Each Class of Offered Certificates are senior to the Class B Certificates. The Offered Certificates, the Class PO Certificates, the Class X-1 Certificates, the Class X-2 Certificates and the Class R Certificates are senior to the Class B Certificates.

         The Offered Certificates have been sold by the Registrant to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement dated February 9, 1999, among the Underwriter, the Registrant and the Bank. The Class PO, Class X-1, Class X-2 and Class R Certificates have been transferred to the Bank, an affiliate of the Registrant. The Class B Certificates have been transferred to Union Planters Corporation, a Tennessee corporation and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits
--------

         4.1 Copy of the Series 1999-1 Pooling and Servicing Agreement, dated as of February 1, 1999, by and among the Registrant, Union Planters Bank, National Association, as Master Servicer and Contract of Insurance Holder, and The Bank of New York, as Trustee (related exhibits available upon request of the Master Servicer).

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 26, 1999                        UNION PLANTERS MORTGAGE
                                         FINANCE CORP. (Registrant)



                                         By: /s/ Mark Mosteller
                                             ------------------
                                         Name:  Mark Mosteller
                                         Title: Vice President


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                                INDEX TO EXHIBITS


4.1 Copy of the Series 1999-1 Pooling and Servicing Agreement, dated as of February 1, 1999, by and among the Registrant, Union Planters Bank, National Association, as Master Servicer and Contract of Insurance Holder, and The Bank of New York, as Trustee (related exhibits available upon request of the Master Servicer).

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